AMENDMENT NO.1 TO REGISTRATION RIGHTS AGREEMENT

This AMENDMENT NO. 1 (the “Amendment”) to the REGISTRATION RIGHTS AGREEMENT (the "Agreement") originally dated as of September 3, 2013, between Amarantus BioScience Holdings, Inc., a Nevada corporation (the “Company”), and each of the several purchasers signatory thereto (each such purchaser, a “Purchaser” and, collectively, the “Purchasers”) is dated as of October 2, 2013. Capitalized terms not defined herein shall have the meanings assigned to them in the Agreement.

WITNESSETH:

WHEREAS, on September 3, 2013, the Company and each of the Purchasers entered into the Agreement;

WHEREAS, the parties now desire to amend the Agreement to extend the period by which the Initial Registration Statement is required to be filed; and

WHEREAS, pursuant to Section 6(f) of the Agreement, the Holders of 67% or more of the then outstanding Registrable Securities have executed this Amendment;

NOW, THEREFORE, in consideration of and for the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Agreement is hereby amended as follows:

1.	The definition of “Filing Date” in Section 1 in the Agreement shall be amended by replacing “21st” with “30th” in the second line of such paragraph.

2.	(A) This Amendment shall be construed and interpreted in accordance with the laws of the State of New York without giving effect to the conflict of laws rules thereof or the actual domiciles of the parties.

(B)          Except as amended hereby, the terms and provisions of the Agreement shall remain in full force and effect, and the Agreement is in all respects ratified and confirmed. On and after the date of this Amendment, each reference in the Agreement to the "Agreement", "hereinafter", "herein", "hereinafter", "hereunder", "hereof", or words of like import shall mean and be a reference to the Agreement as amended by this Amendment.

(C)          This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first stated above.

Amarantus BioScience Holdings, Inc.

By:
Name:
Title:

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SIGNATURE PAGE OF HOLDERS TO AMBS RRA amendment]

Name of Holder: __________________________

Signature of Authorized Signatory of Holder: __________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

Number of Registrable Securities _____________________________

[SIGNATURE PAGES CONTINUE]

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